Exhibit 99.1 Investor Presentation Third Quarter 2020 Confidential and proprietary information. © 2020 Sallie Mae Bank. All rights reserved.

Forward-Looking Statements and Disclaimer Cautionary Note Regarding Forward-Looking Statements The following information is current as of July 22, 2020 (unless otherwise noted) and should be read in connection with the press release of SLM Corporation (the “Company”) announcing its financial results for the quarter ended June 30, 2020, the Form 10-Q for the quarter ended June 30, 2020 filed with the Securities and Exchange Commission (“SEC”) on July 22, 2020, and subsequent reports filed with the SEC. This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. This includes, but is not limited to: statements regarding future developments surrounding COVID-19 or any other pandemic, including, without limitation, statements regarding the potential impact of COVID-19 or any other pandemic on the Company’s business, results of operations, financial condition, and/or cash flows; the Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future, subject to the determination by the Company’s Board of Directors, and based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks, and uncertainties; the Company’s 2020 guidance; the Company’s three-year horizon outlook; the Company’s expectation and ability to execute loan sales and share repurchases; the Company’s projections for originations, earnings, and balance sheet position; and any estimates related to accounting standard changes. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2019 (filed with the SEC on Feb. 28, 2020) and subsequent filings with the SEC; the societal, business, and legislative/regulatory impact of pandemics and other public heath crises; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of the Company’s allowance for loan losses and the related provision expense; any adverse outcomes in any significant litigation to which the Company or any subsidiary is a party; credit risk associated with the Company’s (or any subsidiary's) exposure to third parties, including counterparties to the Company’s (or any subsidiary's) derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on the Company’s business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayments on the loans owned by the Company and its subsidiaries; changes in general economic conditions and the Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations. The Company reports financial results on a GAAP basis and also provides certain non-GAAP “Core Earnings” performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-fair value gains/losses on derivative contracts (excluding current period accruals on the derivative instruments), net of tax. These are recognized in GAAP, but not in “Core Earnings” results. The Company provides “Core Earnings” because it is one of several measures management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations –’Core Earnings’” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 for a further discussion and the “’Core Earnings’ to GAAP Reconciliation” table in this Presentation for a complete reconciliation between GAAP net income and “Core Earnings”. 2

Overview Track Record of Long-Term Success and Value Creation Commitment to Supporting Stakeholders During COVID-19 Robust Financial Profile with Ample Capital and Liquidity Conservative Underwriting has Contributed to Consistent Credit Performance Diverse Student Loan Portfolio Driving Increased Shareholder Value 3

Well-Positioned for Long-Term Success and Value Creation MARKET LEADING ATTRACTIVE EXCEPTIONAL STRONG BRAND PRODUCTS SERVICE FINANCIAL PROFILE • Leader of the education • Products designed to • Largest salesforce in the • Robust financial profile finance market provide customers industry with ample capital and success through higher liquidity • Industry leading 52% education • Customer satisfaction market share1 reached all-time high of • Strong track record of • Diverse portfolio offers 80% in 20192 returning significant • Over 2,400 actively financing solutions for all capital to shareholders managed university forms of higher • Complaints per customer relationships across the education, including decreased 42% over last • Conservative funding U.S. undergraduate, parent, 4 years2 optimizes net interest medical, dental, MBA, margin • Included on 98% of law, health professions preferred lender lists and general studies Providing access, planning outcomes, and helping students and families responsibly fund their future 4

Higher Education Value Proposition Remains Attractive20 Expanding Addressable Market Other • Private Education Loans represent 2-3% $17 Federal of the overall spend in higher education Loans $93 annually Grants • Total spend on higher education grows 2- $136 Private Education 3% annually primarily due to increases in Loans cost of attendance $458B $12 Higher Education Becoming More Annually Prevalent • 58% of students graduated with student loans in AY 2017-20183 Family Contribution • Of the 58% of bachelor’s degree recipients $200 who graduated with student loans, the average debt amount was $29,0003 Academic Year 2018 / 2019 5

COVID-19 Effects on our Business18 Return to School • 78% of our top schools have announced plans for the 2020/2021 Academic Year2 • 40% on campus, 4% remote, and 56% hybrid programs to be utilized2 Originations • Full-year impact of COVID-19 expected to reduce 2020 originations by $700 million - $1 billion, driven by lower enrollment and tightened credit as a result of macroeconomic environment • Expect opportunity from competitor’s decision to scale back participation in industry • Average loan size increased, driven by lower state subsidies and family contributions23 Balance Sheet • 2020 year end Private Education Loans receivables expected to be flat to 2019 year end • Lower prepayments and lower consolidations are partially offsetting lower originations Credit • Of the loans that have exited disaster forbearance through July 15, 2020, 49% have successfully transitioned into repayment, 24% returned to disaster forbearance, 27% have not yet resolved • Q2 2020 forbearance reached its highest in the mid-teens of loans outstanding • Q2 2020 loan loss provision of $352 million based on a Q2 2021 weighted average unemployment forecast of 11.3% and Q4 2021 weighted average unemployment forecast of 10.6%; $243 million of Q2 2020 loan loss provision driven by macroeconomic environment Operating Expense • $18 million in reductions identified through delayed hiring, reduced project spend, and suspended travel as of June 30, 2020 6

Robust Financial Profile with Ample Capital and Liquidity 2020 Actions to Optimize Liquidity Position $19.8B Private Education Loans $ M 636 % Completed ABS transaction 13.7 Total Risk-Based Capital Ratio $ 2B % Upsized secured borrowing facility 12.4 Common Equity Tier 1 Risk-Based Capital Ratio $ 3.1B 22% Sold Private Education Loans for a premium of $239 million Liquidity Ratio $525M $1.9B Initiated accelerated share repurchase agreement Total Loan Loss Reserves $2.8B 4.82% Originated in Private Education Loans Net Interest Margin Taking decisive actions to strengthen our financial position and prudently manage our balance sheet As of 6/30/20 7

Committed to Returning Significant Capital to Shareholders18 INVEST IN HIGH ROE GROWTH • Continue to focus on high-quality Private Education Loan originations, including deeper penetration of graduate school market • Offer credit cards to high-quality customer base INCREASED QUARTERLY COMMON STOCK DIVIDEND SHAREHOLDER • Paid $0.03 quarterly common stock dividend on 6/15/20 RETURNS • Expect to continue to pay dividend, subject to Board approval21 SHARE REPURCHASE • Completed 2019 share repurchase program in Q1 2020 • $3.1B in Private Education Loan sales completed in Q1 2020 which enabled return of excess capital to shareholders • In Q1 2020, entered into ASR agreement for $525 million in common stock As of 6/30/20 8

High Quality, Predictable Credit Program Designed a program in 2009 to Private Education Loans, Annualized % sustain challenging environments • During 2008 financial crisis, SLM had peak of 2.7% Net Charge-Off Rate on loans with 12.1 similar characteristics • Through-the-cycle data used to develop 10.1 conservative underwriting models 9.3 • Initial credit screen removes applicants with low FICO scores or prior derogatory trades on file 6.2 Predictable product that performs 4.1 3.8 3.5 3.7 well over the life of a loan 3.4 3.2 2.6 2.8 2.7 2.2 2.4 2.2 • Stress testing results consistently remain 2.1 1.9 2.0 1.9 1.6 “well capitalized” in “severely adverse” 1.2 1.1 0.8 1.0 1.0 1.0 0.8 scenarios COVID-19 response 2015 2016 2017 2018 2019 Q1 2020 Q2 2020 • Initial 90-day Disaster Forbearance during 19 25 24 19 pandemic Net Charge-Off% Delinquency% Forbearance% Reserve% • One month Disaster Forbearance increments granted going forward • Recent data indicates a slowing of forbearance rate growth 9

High Quality Private Education Loan Portfolio Customer FICO at Original Approval5 Smart Option Payment Type <700 Interest 23% 780+ 28% Only 21% Deferred 48% 700 - 740 27% 740 - 780 22% Fixed Pay 31% Weighted Average FICO: 743 Smart Option Loans: $19.6 billion Portfolio by Originations Vintage4 Portfolio Interest Rate Type Pre 2012 2012 1% 2% 2020 5% 2013 2014 5% 8% 2019 23% 2015 11% Variable Fixed 54% 46% 2016 2018 13% 17% 2017 15% Weighted Average Age of Loan: ~3.1 years As of 6/30/20 10

Conservative Funding Optimizes Net Interest Margin Secured Debt 16% Retail MMDA & CD 23% Brokered $12.8b Retail $10.8b Secured Debt $4.3b Retail Brokered H.S.A. & 529 Variable 16% 35% Brokered Fixed 10% Consistent underwriting over the last 11 years will strengthen future portfolio performance 11 As of 6/30/20

Diverse Student Loan Portfolio Driving Increased Shareholder Value Undergraduate Graduate Parent RATE TYPE Variable & Fixed Variable & Fixed Variable & Fixed Medical Health Dental Variable: LIBOR + Variable: LIBOR + Variable: LIBOR + Professions 1.250% - LIBOR + 2.250% - LIBOR + 3.500% - LIBOR + INTEREST 11.875% 11.875% 12.875% RATE RANGES Fixed: 4.500% - Fixed: 5.000% - Fixed: 5.750% - 13.375% 12.500% 13.875% Deferred, Interest Deferred, Interest REPAYMENT Interest Only, Full General Only & Fixed Only & Fixed MBA Undergraduate OPTION P&I Studies Repayment Repayment 20 years for Medical and Dental REPAYMENT 5-15 years 15 years for 10 years TERM Remaining Law Parent Disciplines GRACE PERIOD 6 months 6-36 months None • Total Net Private Education Loan INTERNSHIP / Portfolio of $19.8B at 6/30/20 RESIDENCY Up to 60 months Up to 48 months None DEFERMENT • Debuting new products designed to ACH discount | meet the needs of all students ACH discount | FICO Score | ACH discount | FICO Score | Cosigner Release | FICO Score | Study • Developing unique and innovative Cosigner Release | FEATURES GRP | Study Starter | Student products to diversify portfolio GRP | Student Starter | Student Death & Disability Death & Disability Death & Disability Release Release Release 12

Sallie Mae is an ESG Company Providing Financial Education Serving our Customers & Assistance • Financing assistance to 1.2 million families since 2014 to provide • Free Scholarship Search tool with 5 million scholarships worth access to postsecondary education and opportunities for success more than $25 billion • Policies help to ensure that 98% of customers are effectively • 20,000 students earned at least 1 scholarship via our search tool managing their payments last year and received $61 million • Sallie Mae has been recognized by J.D. Power by providing “An • $785,000 in Sallie Mae Bridging the Dream Scholarships Outstanding Customer Service Experience” for phone support22 awarded since 2016, with $192,000 of that directly raised by employees Committed to an Ethical & Diverse Workplace Building Strong Communities • Board of Directors composition is 33% women, including the • Giving back through employee volunteer work and community Board Chair, earning the Winning “W” Company designation from investments Women on Boards • Donated $1 million in 2020 to food banks to support local • Committed to best-in-class governance practices communities affected by COVID-19 • Marketplace Ethics Award from the Better Business Bureau • Committing $4.5 million over three years to promote diversity in higher education and advance social justice • Listing among America’s Best Midsize Employers by Forbes • Partnership between The Sallie Mae Fund and Thurgood Marshall College Fund to help minority students and underserved communities access higher education and complete their post- secondary education program Committed to operating with integrity and engaging with stakeholders on key topics 13

ABS Supplement

Sallie Mae’s Smart Option Loan Product Overview The Smart Option loan product was introduced by Sallie Mae in 2009 • Smart Option payment option may not be The Smart Option loan program changed after selected at origination consists of: • Fixed-rate loans or variable-rate loans indexed to LIBOR • Consumer credit underwriting, with Smart Option Require full interest payments during in-school, minimum FICO, custom credit score Interest Only loans grace, and deferment periods model and judgmental underwriting • Marketed primarily through the school Smart Option Require $25 fixed payments during in-school, channel and also directly to consumers, Fixed Pay loans grace, and deferment periods with all loans certified by and disbursed directly to schools Smart Option Do not require payments during in-school and • Private education loans are typically non- Deferred loans grace periods dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan would impose an "undue hardship” 15

Sallie Mae Bank ABS Summary 14-A 15-A 15-B 15-C 16-A 16-B 16-C 17-A 17-B 18-A 18-B 18-C 19-A 19-B 20-A Issuance Date 8/7/2014 4/23/2015 7/30/2015 10/27/2015 5/26/2016 7/21/2016 10/12/2016 2/8/2017 11/8/2017 3/21/2018 6/20/2018 9/19/2018 3/13/2019 6/12/2019 2/12/2020 Total Bond Amount ($mil) $382 $704 $714 $701 $551 $657 $674 $772 $676 $670 $687 $544 $453 $657 $636 Initial AAA Enhancement (%) 21% 23% 22% 23% 20% 19% 16% 17% 17% 18% 17% 16% 17% 15% 15% Initial Class B Enhancement (%) 11% 13% 12% 14% 12% 12% 10% 11% 11% 11% 10% 10% 11% 8% 8% Wtd Avg Spread over Benchmarks 'AAA' Rated A Classes (%) +1.17% +1.01% +1.27% +1.49% +1.38% +1.36% +1.00% +0.82% +0.70% +0.71% +0.66% +0.67% +0.82% +0.91% +0.76% A and B Classes Combined (%) +1.39% +1.28% +1.50% +1.74% +1.60% +1.55% +1.15% +0.93% +0.80% +0.78% +0.76% +0.77% +0.92% +1.01% +0.88% Loan Program (%) Smart Option 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% Loan Status (%) (12) School, Grace, Deferment 90% 79% 78% 73% 75% 74% 70% 65% 73% 69% 70% 69% 61% 69% 58% P&I Repayment 9% 20% 21% 24% 23% 24% 28% 33% 26% 29% 27% 30% 36% 28% 40% Forbearance 0% 2% 1% 2% 2% 2% 2% 2% 2% 2% 2% 2% 3% 2% 3% Wtd Avg Term to Maturity (Mo.) 140 133 130 127 135 133 131 131 135 139 139 138 136 140 139 % Loans with CoSigner 93% 92% 92% 92% 92% 92% 92% 92% 92% 92% 92% 92% 92% 93% 93% Not For Profit (%) 89% 86% 87% 87% 87% 87% 89% 90% 91% 91% 91% 91% 91% 91% 90% Wtd Avg FICO at Origination (13) 747 747 746 747 747 747 748 746 747 747 746 746 746 745 744 Wtd Avg Recent FICO at Issuance (13) 745 744 741 747 743 745 745 744 745 744 742 744 744 742 741 Wtd Avg FICO at Origination (Cosigner) (13) 750 750 749 750 750 750 750 748 749 748 748 748 748 747 745 Wtd Avg Recent FICO at Issuance (Cosigner) (13) 748 748 745 750 747 749 748 748 748 747 745 747 748 745 744 Wtd Avg FICO at Origination (Borrower) 708 714 715 714 719 719 721 720 723 724 724 724 724 724 721 Wtd Avg Recent FICO at Issuance (Borrower) 701 702 699 701 704 708 708 705 707 708 706 709 708 704 699 Variable Rate Loans (%) 85% 82% 82% 82% 82% 82% 80% 81% 80% 75% 72% 70% 67% 63% 58% Wtd Avg Annual Borrower Interest Rate 7.82% 8.21% 8.21% 8.27% 8.22% 8.24% 8.26% 8.39% 8.94% 9.29% 9.58% 9.69% 10.05% 10.00% 9.45% 16

Sallie Mae Bank ABS Structures SMB 2020-A SMB 2019-B SMB 2019-A SIZE $636.0MM $657.0MM $453.0MM PRICING DATE February 4, 2020 June 4, 2019 March 5, 2019 Smart Option Smart Option Smart Option COLLATERAL Private Education Loans Private Education Loans Private Education Loans SERVICER Sallie Mae Bank Sallie Mae Bank Sallie Mae Bank OVERCOLLATERALIZATION (14) 8% 8% 11% PRICING 8% 8% 8% PREPAYMENT SPEED (15) TRANCHE STRUCTURE AT ISSUANCE Amt Amt Amt Class ($mm) Mdy's WAL Pricing Class ($mm) Mdy's WAL Pricing Class ($mm) Mdy's WAL Pricing A-1 219.00 Aaa 0.98 1mL +30 A-1 201.00 Aaa 0.99 1mL +35 A-1 151.00 Aaa 0.99 1mL +35 A-2A 320.00 Aaa 5.38 IntS +80 A-2A 304.00 Aaa 5.43 IntS +95 A-2A 217.00 Aaa 5.41 IntS +87 A-2B 50.00 Aaa 5.38 1mL +83 A-2B 102.00 Aaa 5.43 1mL +100 A-2B 50.00 Aaa 5.41 1mL +87 B 47.00 Aa1 9.64 IntS +147 B 50.00 Aa1 9.88 IntS +150 B 35.00 Aa2 9.52 IntS +140 WA BORROWER INTEREST 9.45% 10.00% 10.05% RATE WA FICO AT ORIGINATION(13) 744 745 746 % LOANS WITH COSIGNER 93% 93% 92% VARIABLE RATE LOANS 58% 63% 67% 17

Appendix

Accelerated Share Repurchase (“ASR”) Agreement Sallie Mae entered into a $525 million Accelerated Share Repurchase Agreement in March 2020 • Under this agreement, Sallie Mae receives shares at the beginning and the end of the agreement, optimizing the accretive impact of the agreement. • The counterparty will repurchase shares daily to cover the shares borrowed and delivered at the beginning of the agreement and the additional purchases necessary to complete the agreement. Due to daily volume constraints and the size of this ASR agreement, this process may not be complete until late 2020 or the first quarter of 2021. • Ultimately, Sallie Mae will repurchase the number of shares based on the Volume Weighted Average Price (VWAP) of the shares purchased by the counterparty. Sallie Mae received 44.9 million shares on March 11, 2020. Because this was late in the quarter, average shares in Q1 2020 were down 12 million shares. Shares delivered at the end of the ASR agreement will be determined by this formula: Total Shares Repurchased - Initial Shares Delivered = Ending Shares Delivered ($525,000,000 / VWAP of Agreement) – 44,900,000 shares = Ending Shares Delivered $8.00 ASR Agreement VWAP Example: $525,000,000/ $8.00 VWAP = 65,625,000 shares 65,625,000 total shares – 44,900,000 initial shares = 20,725,000 Ending Shares Delivered 19

Commitments vs Disbursements 2019 Actuals Commitments vs Disbursements 52% 38% 40% 22% 13% 14% 13% 9% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Commitments Disbursements Provision for New Loans Additional Provision Impacts Unfunded Commitments • Directly impacted by the timing of • New Loans, DCF accretion, loan • Remain a liability for accounting Commitments and not sales, model updates and purposes Disbursements overlays • Once the loan commitment is funded, that liability will transfer to the Allowance and Provision 20

CECL Update18 Adopted on January 1, 2020. • The company’s first-quarter 2020 financial results reflect a transition adjustment that increased the allowance for loan losses by $1.1 billion, increased the liability representing its off-balance sheet exposure for unfunded commitments by $116 million, and increased the deferred tax asset by $306 million, resulting in a cumulative effect adjustment that reduced retained earnings by $953 million. • The Private Education Loan allowance for losses as a percentage of ending total Private Education Loan balance immediately after the adoption of CECL was 7.0 percent. The regulatory capital impact of our transition adjustments recorded on Jan. 1, 2020 from the adoption of CECL will be deferred for two years. • The company elected the option to delay for two years, and then phase in over the following three years, the effects on our regulatory capital of CECL relative to the incurred loss methodology. • In addition, from January 1, 2020 through the end of the two-year deferral period, 25 percent of the ongoing impact of CECL on our allowance for loan losses, retained earnings, and average total consolidated assets, each as reported for regulatory capital purposes, will be added to the deferred transition amounts (“adjusted transition amounts”) and deferred for the two-year period. At the conclusion of the two-year period (i.e., beginning Jan. 1, 2022), the adjusted transition amounts will be phased in for regulatory capital purposes at a rate of 25 percent per year, with the phased-in amounts included in regulatory capital at the beginning of each year. 21

Quarterly Financial Highlights 2Q 1Q 2Q 2Q 1Q 2Q 2020 2020 2019 2020 2020 2019 Income Statement ($ Millions) Key Performance Metrics Total interest income $485 $575 $574 Net Interest Margin 4.55% 5.08% 5.88% Total interest expense 136 175 177 Net Interest Income 349 400 397 Yield—Total Interest-earning assets 6.33% 7.30% 8.50% Less: provisions for credit losses 352 61 93 Private Education Loans 8.33% 8.86% 9.39% Total non-interest income 29 292 19 Total non-interest expenses 142 147 139 Personal Loans 12.54% 12.11% 12.00% Income tax expense (benefit) (31) 121 34 Net income (loss) (85) 362 150 Cost of Funds 1.91% 2.41% 2.84% Preferred stock dividends 3 3 4 Return on Assets (“ROA”)(10) (1.1)% 4.6% 2.1% Net income (loss) attributable to common (88) 359 146 stock Non-GAAP “Core Earnings” ROA(8) (1.0)% 4.2% 1.9% “Core Earnings” adjustments GAAP(6) 6 (32) (14) Non-GAAP “Core Earnings” net income Return on Common Equity (“ROCE”)(11) (21.0)% 67.4% 21.8% (82) 327 132 (loss) attributable to common stock(6) Ending Balances ($ Millions) Non-GAAP “Core Earnings” ROCE(9) (19.5)% 61.4% 19.8% Private Education Loans, net $19,793 $20,176 $21,395 Per Common Share FFELP Loans, net 752 765 813 GAAP diluted earnings (loss) per common Personal Loans, net 609 747 1,061 $(0.23) $0.87 $0.34 share Credit Cards, net 10 7 - Non-GAAP “Core Earnings” diluted $(0.22) $0.79 $0.31 Deposits $23,592 $24,446 $21,178 earnings (loss) per common share(6) Brokered 12,749 13,658 11,738 Average common and common equivalent 375 413 432 shares outstanding (millions) Retail and other 10,843 10,788 9,440 22

Sallie Mae vs Federal Student Loans 23

“Core Earnings” to GAAP Reconciliation Quarters Ended June 30, 2020 March 31, 2020 June 30, 2019 Dollars in thousands, except per share amounts “Core Earnings” adjustments to GAAP: GAAP net income (loss) ($85,211) $362,173 $150,277 Preferred stock dividends $2,478 $3,464 $4,331 GAAP net income (loss) attributable to ($87,689) $358,709 $145,946 SLM Corporation common stock Adjustments: Net impact of derivative accounting(6) $7,853 ($42,312) ($18,242) Net tax expense (benefit)(7) $1,918 ($10,330) ($4,458) Total “Core Earnings” adjustments to $5,935 ($31,982) ($13,784) GAAP “Core Earnings” (loss) attributable to ($81,754) $326,727 $132,162 SLM Corporation common stock GAAP diluted earnings (loss) per ($0.23) $0.87 $0.34 common share Derivative adjustments, net of tax $0.01 ($0.08) ($0.03) “Core Earnings” diluted earnings (loss) ($0.22) $0.79 $0.31 per common share 24

Footnotes 1. Source: MeasureOne CBA Report as of March 2020. 2. Based on internal Company statistics. 3. Source: Trends in Student Aid,© 2019 The College Board, www.collegeboard.org, U.S. Department of Education 2019. 4. Originations represent loans that were funded or acquired during the period presented. 5. Represents the higher credit score of the cosigner or the borrower. 6. The difference between “Core Earnings” and GAAP net income is driven by mark-to-fair value unrealized gains and losses on derivative contracts recognized in GAAP, but not in “Core Earnings” results. See page 24 for a reconciliation of GAAP and “Core Earnings”. Derivative Accounting: “Core Earnings” exclude periodic unrealized gains and losses caused by the mark-to-fair value valuations on derivatives that do not qualify for hedge accounting treatment under GAAP, but include current period accruals on the derivative instruments. Under GAAP, for our derivatives held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0. We provide “Core Earnings” because it is one of several measures management uses to evaluate management performance and allocate corporate resources. 7. “Core Earnings” tax rate is based on the effective tax rate at Sallie Mae Bank where the derivative instruments are held. 8. We calculate and report our non-GAAP “Core Earnings” Return on Assets (“Core Earnings ROA”) as the ratio of (a) “Core Earnings” net income (loss) numerator (annualized) to (b) the GAAP total average assets denominator. 9. We calculate and report our non-GAAP “Core Earnings” Return on Common Equity (“Core Earnings ROCE”) as the ratio of (a) “Core Earnings” net income (loss) attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 10. We calculate and report our Return on Assets (“ROA”) as the ratio of (a) GAAP net income (loss) numerator (annualized) to (b) the GAAP total average assets denominator. 11. We calculate and report our Return on Common Equity (“ROCE”) as the ratio of (a) GAAP net income (loss) attributable to SLM Corporation common stock numerator (annualized) to (b) the net denominator, which consists of GAAP total average equity less total average preferred stock. 12. Smart Option loans considered in ‘P&I Repayment’ only if borrowers are subject to full principal and interest payments on the loan. 13. Represents the higher credit score of the cosigner or the borrower. Note: Pool characteristics as of the Statistical Cutoff Date for the respective transaction. 14. Overcollateralization for Class A & B bonds. 15. Estimated based on a variety of assumptions concerning loan repayment behavior. Actual prepayment rate may vary significantly from estimates. 16. Private education loans are typically non-dischargeable in bankruptcy, unless a borrower can prove that repayment of the loan imposes an "undue hardship”. 17. Source: U.S. Department of Education, Office of Federal Student Aid, https://studentaid.ed.gov/sa/types/loans. 18. The information on this page constitutes forward-looking statements. See page 2 of this Presentation for a cautionary note regarding forward-looking statements. 19. Calculated as a percentage of loans in repayment (average loans in repayment for Net Charge-Off% and ending loans in repayment for Reserve%). Loans in repayment include loans on which borrowers are making interest only or fixed payments, as well as loans that have entered full principal and interest repayment status after any applicable grace period. 20. Source: Total post-secondary education spending is estimated by Sallie Mae determining the full-time equivalents for both graduates and undergraduates and multiplying by the estimated total per person cost of attendance for each school type. In doing so, we utilize information from the U.S. Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2027 (NCES 2019, February 2019), The Integrated Postsecondary Education Data System (IPEDS), College Board -Trends in Student Aid 2016. © 2016 The College Board, www.collegeboard.org, College Board -Trends in Student Aid 2019. © 2019 The College Board, www.collegeboard.org, College Board -Trends in Student Pricing 2019. © 2019 The College Board, www.collegeboard.org, National Student Clearinghouse - Term Enrollment Estimates, and Company analysis. 2019 Private Education Loan market assumptions use The College Board-Trends in Student Aid 2016 © 2016 trends and College Board-Trends in Student Aid 2019 © 2019 data. Other sources for these data points also exist publicly and may vary from our computed estimates. NCES, IPEDS, and College Board restate their data annually, which may cause previous reports to vary. We have also recalculated figures in our Company analysis to standardize all costs of attendance to dollars not adjusted for inflation. This has a minimal impact on historically-stated numbers. 21. The Company’s expectation and ability to pay a quarterly cash dividend on its common stock in the future will be subject to the determination by, and discretion of, the Company’s Board of Directors, and any determination by the Board will be based on an evaluation of the Company’s earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks and uncertainties. 22. J.D. Power 2019 Certified Customer Service Program recognition is based on successful completion of an evaluation and exceeding a customer satisfaction benchmark through a survey of recent servicing interactions. For more information, visit www.jdpower.com/ccc. 23. Source: State Cuts Grow Deep www.insidehighered.com. Source: Mounting Peril for Public Higher Education During the Coronavirus Pandemic www.americanprogress.org. 24. Calculated as a percentage of loans in repayment and forbearance. Loans in repayment include loans on which borrowers are making interest only or fixed payments, as well as loans that have entered full principal and interest repayment status after any applicable grace period. “Loans in forbearance” include loans for customers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with established loan program servicing policies and procedures. 25 25. Calculated as a percentage of loans in repayment and delinquent forbearance loans.